Exhibit 4.7

AMENDMENT NUMBER ONE TO

SECOND AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

THIS AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (the “Amendment”) is made and effective as of July 9, 2012, by and among AKEBIA THERAPEUTICS, INC., a Delaware corporation (the “Company”), and those Investors executing and delivering a counterpart signature page hereto. Capitalized terms not defined herein have the meanings given them in that certain Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of April 6, 2011, by and among the Company, the Investors and the Major Holders (as amended, the “Agreement”).

WHEREAS, the Company and the Investors desire to amend the Agreement to modify the definition of Preferred Stock and add a definition for the Series X Preferred Stock of the Company; and

WHEREAS, the Investors hold more than the Appropriate Percentage of the shares of Common Stock required to amend the Agreement pursuant to the provisions of Section 6.8 of the Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and set forth in the Agreement, the parties hereby agree as follows:

1. Amendment.

(a) The definition of “Preferred Stock” shall be deleted in its entirety and replaced with the following: “‘Preferred Stock’ means all shares of Series A Preferred Stock, Series B Preferred Stock, and Series X Preferred Stock.”

(b) A new definition of “Series X Preferred Stock” shall be added to the Agreement and shall read as follows: ‘”Series X Preferred Stock’ shall mean shares of the Series X Preferred Stock of the Company, par value $0.00001 per share.”

2. Miscellaneous Amendments. The Agreement is amended hereby so that any reference therein to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment.

3. Continuance of Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

4. Governing Law. The laws of the State of Delaware govern all matters arising out of or relating to this Amendment, including, without limitation, its interpretation, construction, performance, and enforcement, without giving effect to such state’s conflicts of law principles or rules of construction concerning the drafter hereof.

6. Counterparts. This Amendment may be executed in two or more counterparts, including by facsimile or PDF signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

AKEBIA THERAPEUTICS, INC.

By:	/s/ Joseph H. Gardner
Joseph H. Gardner, Ph.D.
President and Chief Executive Officer

Address:

Suite 420,
9987 Carver Road,
Cincinnati, OH 45242

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

JOSEPH H. GARDNER

By:	/s/ JOSEPH H. GARDNER

Address:

4060 Boomer Road
Cincinnati, OH 45247

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

NOVARTIS BIOVENTURES LTD.

By:	/s/ H. S. Zivi
Name:	H. S. Zivi
Title:	Deputy Chairman

By:	/s/ Rebecca White
Name:	Rebecca White
Title:	Authorized Signatory

Address:

NOVARTIS BIOVENTURES LTD.
Attn: Henri Simon Zivi
131 Front Street
Hamilton HM 12
Bermuda

But for mail, to:
Novartis BioVentures Ltd.
Attn: Henri Simon Zivi
PO Box HM 2899
Hamilton HM LX Bermuda

And, also send a copy to:
Novartis Venture Fund
Attn: Campbell Murray
Five Cambridge Center, Suite 603
Cambridge, MA 02142

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

VENTURE INVESTORS EARLY STAGE FUND IV LIMITED PARTNERSHIP

By:	VIESF IV GP, LLC, its General Partner

By:	/s/ Paul M. Weiss
Name:	Paul M. Weiss, PhD
Title:	Managing Director

Address:

505 South Rosa Road
Madison, WI 53719-1262
Attn: Paul Weiss, Managing Director
Phone: (608) 441-2700
Fax: (608) 441-2727
Email: paul@ventureinvestors.com

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

TRIATHLON MEDICAL VENTURES FUND, L.P.

By:	Triathlon Medical Ventures, LLC
Its:	General Partner

By:	/s/ John M. Rice
John M. Rice
Managing Partner

Address:

300 E-Business Way Suite 200
Cincinnati, OH 45241

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

KEARNY VENTURE PARTNERS, L.P.

By:	/s/ Anupam Dalal
Name:	Kearny Venture Associates, LLC
Title:	its General Partner

Address:

Attn: Anupam Dalal
Kearny Venture Associates LLC
88 Kearny Street, Suite 1800
San Francisco, CA 94108-5530

KEARNY VENTURE PARTNERS ENTREPRENEURS FUND, L.P.

By:	/s/ Anupam Dalal
Name:	Kearny Venture Associates, LLC
Title:	its General Partner

Address:

Attn: Anupam Dalal
Kearny Venture Associates LLC
88 Kearny Street, Suite 1800
San Francisco, CA 94108-5530

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

THOMAS WEISEL HEALTHCARE VENTURE PARTNERS, L.P.

By:	Thomas Weisel Capital Management LLC
Title:	its Managing Member

By:	/s/ Anupam Dalal
Name:	Anupam Dalal
Title:	Managing Director

Address:

88 Kearny Street, Suite 1800
San Francisco, CA 94108

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

ATHENIAN VENTURE PARTNERS III L.P.

/s/ Karl Elderkin
By:	Karl Elderkin, President
Name:	Athenian III, Ltd
Title:	General Partner

Address:

20 East Circle Drive, #37146
Suite 229
Athens, OH 45701

AVP OHIO TECHNOLOGY I L.P.

By:	AVP Ohio I, Ltd.
Its:	General Partner

By:	/s/ Karl O. Elderkin
Karl O. Elderkin
President

Address:

20 East Circle Drive, #37146
Suite 229
Athens, OH 45701

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

CINCYTECH FUND I, LLC

By:	/s/ Robert W. Coy, Jr
Robert W. Coy, Jr
President

Address:

30 West 3rd Street, 6th Floor
Cincinnati, OH 45202-3559

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

GITANA FAMILY TRUST, ELIZABETH C. ARMITAGE TRUSTEE

By:	/s/ Elizabeth C. Armitage
Elizabeth C. Armitage
Trustee

Address:

2207 Upland Place
Cincinnati, OH 45206

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

TRI-STATE GROWTH CAPITAL FUND II, L.P.

By:	Tri-State Ventures II, LLC
Its:	General Partner

By:	Fort Washington Investment Advisors, Inc.
Its:	Managing Member

By:	/s/ Christopher L. Baucom
Christopher L. Baucom
Managing Director

By:	/s/ Maribeth S. Rahe
Maribeth S. Rahe
President and Chief Executive Officer

Address:

303 Broadway, Suite 1200 Cincinnati, OH 45202

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

SIGVION FUND I, LP

By:	/s/ J.P. Fairbank
J.P. Fairbank
Founding Partner

Address:

1970 N HALSTED ST, 3RD FLOOR CHICAGO, IL 60614

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

GARDNER FAMILY TRUST, JOHN D. GARDNER TRUSTEE

By:	/s/ John D. Gardner
John D. Gardner
Trustee

Address:

111 Pine Court Bastop, TX 78602

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

MUNEER A. SATTER REVOCABLE TRUST

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Trustee

THE SATTER FOUNDATION

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Trustee

SATTER FAMILY TRUST

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Investment Advisor

SATTER CHILDREN’S TRUST

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Investment Advisor

Address: 419 Sheridan Road Winnetka, IL 60093 Attn: Muneer A. Satter

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

IAN A.W. HOWES, IRA, STERLING TRUST CUSTODIAN

By:	/s/ IAN A. W. HOWES
Name:	IAN A. W. HOWES
Title:

Address: 219 Stratford Dr. Chapel Hill, NC 27516

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

DIANE H. JANUSZ TRUST

By:	/s/ John Janusz
Name:	John Janusz
Title:	Trustee

Address: 7385 Desert Spring Ct. West Chester, OH 45069

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

AGECHEM VENTURE FUND L.P.

By:	AgeChem Financial Inc., its General Partner

By:	/s/ Louis Lacasse
Name:	Louis Lacasse
Title:	President

Address: 1 Westmount Square, Suite 800 Montreal, Quebec, Canada H3Z 2P9

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

/s/ Kevin Peters
Kevin Peters

Address: 6100 Miami Rd. Cincinnati, OH 48243

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BLUE CHIP VALIDATION FUND, LTD.

By:	/s/ John McIlwraith
Name:	John McIlwraith
Title:	Managing Director

Address: 1100 Chiquita Center 250 East Fifth Street Cincinnati, OH 45202

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

QCA FIRST FUND II

By:	/s/ John Habbert
Name:	John Habbert
Title:	Manager

Address: 6393 Grand Vista Avenue Cincinnati, OH 45213

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

/s/ Robert Shalwitz
Robert Shalwitz

Address: 2549 Bryden Road Bexley, OH 43209

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

FRED SHALWITZ TRUST, ROBERT SHALWITZ, TRUSTEE

By:	/s/ Robert Shalwitz
Name:	Robert Shalwitz
Title:	Trustee

Address: 2549 Bryden Road Bexley, OH 43209

SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT